UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 12, 2009
Date of Report (date of earliest event reported)

SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32745	88-0471353
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

129 Great Circle Drive, Mill Valley, California 94941
(Address of principal executive offices, including zip code)

415-388-1500
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.   BANKRUPTCY OR RECEIVERSHIP.

On June 16, 2008 (the “Petition Date”), Shearson Financial Network, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court located in Las Vegas, Nevada (the "Bankruptcy Court").  The Company's case is No. 08-16350.   Since the Petition Date, the Company has managed its affairs as debtor in possession. The Company elected to seek bankruptcy protection to protect and preserve their assets for the benefit of all stakeholders and is currently evaluating  alternative business models to maximize the value of its assets.

On March 10, 2009, the Bankruptcy Court entered an order (the “Confirmation Order”) approving and confirming the First Amended Plan of Reorganization (as confirmed, the “Plan”) of the Company.  The effective date of the Plan was May 7, 2009. (the “Effective Date”) . The company is in the process of applying for a new stock symbol. The ticker symbol for the new common stock will not end in "Q".

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court.  The summary highlights only certain provisions of the Plan and is not a complete description.  This summary is qualified in its entirety by reference to the full text of the Plan, which has been filed with the United States Bankruptcy Court in Las Vegas, Nevada and will be later filed by amendment as Exhibit 99.1.  Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

Material Features of the Plan:

Designation of and Provisions for the Treatment of Classes of Claims

All Claims of Creditors and the holders of Equity Securities (except Administrative Claims and Priority Tax Claims) are placed in the Classes set forth below:

•
Class 1 — NIR Group Debentures Claims: Upon the Effective Date, the NIR Group Debentures Claims, and the accompanying Registration Rights Agreement, shall be reinstated, pursuant to the terms of the NIR Debentures Documents, the post-petition loan documents accompanying the DIP Order, and Takeout Financing, as may be modified by any post-effective date amendments by the NIR Group and Reorganized Debtor.  The NIR Group shall retain, and to the extent necessary be granted, a lien upon the NIR Group Collateral and the collateral securing any pre-petition liens of holders of Allowed Secured Claims described in Section 4.2 of the Plan, until the allowed NIR Group Debentures Claims are paid in full.  Additionally, the NIR Group shall be allowed to exercise any conversion rights in the NIR Debenture Documents, the post-petition loan documents accompanying the DIP Order, and Takeout Financing as it relates to Reorganized Shearson and shares of stock of Reorganized Shearson.

•
Class 2 — Other Secured Claims: Each holder of an Allowed Secured Claim in Class 2 shall receive one(1) of the following alternative treats at the option of the Debtor and/or Reorganized Debtor: (i) On the initial Distribution Date, or on such other date thereafter as agreed to by the holder or such Claim and Debtor or Reorganized Debtor, as the case may be, shall abandon the collateral securing such claim to the holder thereof in full satisfaction in release of such Claim; or (ii) On the initial Distribution Date, the holder of such Claim shall receive, on account of such Claim, Cash equal to its Allowed Secured Claim in full satisfaction in release of such Allowed Secured Claim; or (iii) On the Distribution Date, the holder of such Claim shall receive on account of such Claim, eq8uity in Reorganized Debtor (with such equity to come from the shares to Kraatz pursuant to Section 5.1(i), and not from the 7.5% to Class 5), in an amount mutually agreeable between the holder of such Claim and Debtor, in full satisfaction in release of such Allowed Secured Claim; or (iv) on the Effective Date, to the extent there is a dispute in priority of Secured Claims, a determination shall be made by a court of competn3ent jurisdiction as to the extent and priority of competing Secured Claims under applicable non-bankruptcy law.

•
Class 3 – IRS Priority Claims: The IRS Priority Claim, if any, shall be paid in 60 equal monthly payments commencing on the latest of (i) Distribution Date, (ii) such date as by be filed by the Bankruptcy Court (iii) the tenth (10th) Business Day after such Claim is Allowed or (iv) such date as the holder of such Claim and Reorganized Debtor have agreed or shall agree.

•
Class 4 – Secured Tax Claims: Each Allowed Secured Tax Claim shall be paid in full by the Reorganized Debtor upon the latest of (i) the Initial Distribution Date, (ii) such date as by be filed by the Bankruptcy Court (iii) the tenth (10th) Business Day after such Claim is Allowed, (iv) the date on which such Secured Tax Claim is scheduled to be paid under applicable law or regulation  or (v) such date as the holder of such Claim and Debtor, and after the Effect Date, the Reorganized Debtor, shall agree.

•
Class 5 – General Unsecured Claims: Except to the extent that a Creditor with an Allowed Claim agrees to less favorable treatment, each Creditor with an Allowed Claim in Class 5 shall receive Distributions as follows:

o
Initial Distribution – Each Creditor with an Allowed General Unsecured Claim as of the Initial Distribution Date that will on such date be paid its Pro Rata share of the Initial Distribution Amount.  In addition, the holders of Allowed General Unsecured Claims shall recover their pro rata share of 7.5% of the newly Authorized Stock.

o	Subsequent Distributions
▪
On each such subsequent Distribution Date, all Creditors will Allowed General Unsecured Claims which were not, on the immediately preceding Distribution Date, Allowed Claims, shall receive a Distribution of sufficient Available Cash to bring them into a Pro Rata position, vis-à-vis all other Creditors with Allowed General Unsecured Claims.

▪
On each Distribution Date other than the Initial Distribution Date, after giving effect to the Distributions to be made pursuant to paragraph above, the Reorganized Debtor shall distribute all Available Cash, Pro Rata, to Creditors with Allowed General Unsecured Claims.

▪
On the Final Distribution Date, to the extent of Available Cash, the Reorganized Debtor shall distribution, Pro Rata, to Creditors with Allowed General Unsecured Claims, interest from the Petition Date at the Federal Judgment Rate.

•
Class 6 – Subordinated Unsecured Claims: Except to the extent that a Creditor with an Allowed Claim agrees to less favorable treatment, each Creditor with an Allowed Claim in Class 6 shall receive Distributions as follows:

o
Initial Distribution – Each Creditor with an Allowed Subordinated Unsecured Claim as of the Initial Distribution Date that will on such date be paid its Pro Rata share of the Initial Distribution Amount.

o	Subsequent Distributions
▪
On each such subsequent Distribution Date, all Creditors will Allowed Subordinated Unsecured Claims which were not, on the immediately preceding Distribution Date, Allowed Claims, shall receive a Distribution of sufficient Available Cash to bring them into a Pro Rata position, vis-à-vis all other Creditors with Allowed General Unsecured Claims.

▪
On each Distribution Date other than the Initial Distribution Date, after giving effect to the Distributions to be made pursuant to paragraph above, the Reorganized Debtor shall distribute all Available Cash, Pro Rata, to Creditors with Allowed Subordinated Unsecured Claims.

▪
On the Final Distribution Date, to the extent of Available Cash, the Reorganized Debtor shall distribution, Pro Rata, to Creditors with Allowed Subordinated Unsecured Claims, interest from the Petition Date at the Federal Judgment Rate.

•	Class 7 — Equity Securities: On the Effective Date, other than the NIR Debentures, the Equity Securities of the Debtor shall be cancelled and holders of Equity Securities shall receive nothing.

Capitalization of the Company

On the Effective Date, Reorganized Shearson amended the certificate of incorporation to authorize newly authorized capital in the amount of 300,000,000 shares which shall constitute the Newly Authorized Stock.  On the Effective Date, or as soon thereafter as practicable, from the Newly Authorized Stock, Reorganized Shearson shall issue 10,000,000 shares to effectuate the following capital structure: (i) on account of the Kraatz Payment, to Harry Kraatz – 92.5%; (ii) Class 5 – General Unsecured Creditor Claims – 7.5%.

The foregoing information is a summary of each of the agreements or other documents involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements and other documents for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed). To be filed by amendment and currently on file with the United States Bankruptcy Court, Las Vegas, Nevada.

99.2	Press Release Dated May 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEARSON FINANCIAL NETWORK, INC.

Date: May 15, 2009	/s/ Harry R. Kraatz
Harry R. Kraatz
Chief Executive Officer and Chairman